UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07881
Brazos Mutual Funds
(Exact name of registrant as specified in charter)
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Benjamin C. Bell, Jr.
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Name and address of agent for service)
1-800-426-9157
Registrant’s telephone number, including area code
Date of fiscal year end: November 30, 2007
Date of reporting period: November 30, 2007

Item 1. Report to Stockholders.

Brazos Micro Cap Portfolio
Brazos Small Cap Portfolio
Brazos Mid Cap Portfolio
Brazos Growth Portfolio

Investment Adviser
Brazos Capital Management, L.P.
5949 Sherry Lane, Suite 1600 Dallas, Texas 75225
www.brazosfunds.com

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Dear Fellow Shareholder,

U.S. stock markets registered gains for the 12-month period ended November 30, 2007, despite high levels of volatility. The markets’ upward climb, including the Dow Jones Industrial Average reaching an all-time high of 14,164 in October, was spurred largely by continued global expansion and corresponding solid corporate earnings growth. Late in the summer, though, the problems associated with the subprime mortgage market led to a credit crisis. As banks, mortgage lenders, and companies that securitize subprime loans reported huge losses, credit conditions tightened, sapping consumer spending strength and putting pressure on markets.

In an effort to relieve pressure, the Federal Reserve (Fed) cut the Fed Funds rate in September and again in October. The interest rate cuts represented the first change in the Fed Funds rate since June 2006, when the Fed made the last in a series of rate increases. Markets rallied on the heels of both rate cuts, but declined sharply in November.

In this market environment, growth stocks outpaced value stocks across all market capitalizations. As corporate earnings strength came under pressure, the market began to favor those companies with relatively higher earnings growth potential. Small cap stocks delivered solid gains, although larger capitalization growth stocks maintained market leadership.

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 Performance As Of November 30, 2007
These performance numbers are unaudited.

									Total
									Annual
	6 Months	12 Months	5 Years	5 Years	10 Years	10 Years			Gross
	Ended	Ended	Ended	Ended	Ended	Ended	Inception	Inception to	Operating	Net
	11/30/07	11/30/07	11/30/07	11/30/07	11/30/07	11/30/07	to 11/30/07	11/30/07	Expense	Expense
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Ratio	Ratio
Brazos Micro Cap
Class Y (Inception 12/31/1997)	5.02%	21.94%	19.92%	148.00%	n/a	n/a	16.58%	357.61%	1.72%	1.62%
Russell 2000 Growth Index(a)	-3.25%	6.12%	14.70%	98.53%	n/a	n/a	4.29%	51.67%	n/a	n/a
Brazos Small Cap
Class Y (Inception 12/31/1996)	11.33%	30.07%	15.95%	109.57%	8.84%	133.39%	11.96%	243.16%	1.87%	1.36%
Russell 2000 Growth Index(a)	-3.25%	6.12%	14.70%	98.53%	4.26%	44.77%	5.05%	71.30%	n/a	n/a
Brazos Mid Cap
Class Y (Inception 12/31/1999)	12.92%	31.62%	14.91%	100.34%	n/a	n/a	7.82%	81.49%	1.49%	1.22%
Russell Mid Cap Growth Index(c)	-1.60%	10.13%	16.37%	113.44%	n/a	n/a	1.92%	16.21%	n/a	n/a
Brazos Growth Fund
Class Y (Inception 12/31/1998)	12.25%	30.95%	14.75%	98.92%	n/a	n/a	13.65%	212.89%	1.41%	1.22%
Russell 3000 Growth Index(b)	1.76%	12.04%	10.89%	67.66%	n/a	n/a	0.88%	8.16%	n/a	n/a

See important notes regarding this data at the end of the Management Letter on pages 8 and 9.

Performance data quoted represents past performances and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of the Portfolio may be lower or higher than the performance quoted in the table above. Performance date current to the most recent month end may be obtained by visiting www.Brazosfunds.com. Performance shown is for Class Y shares, which do not have Rule 12b-1 fees. Prior to 9/30/07, certain Portfolios assessed sales charges on purchases and redemptions of certain share classes. Sales charges and Rule 12b-1 fees would diminish the performance shown.

The Advisor has contractually agreed to waive fees and/or reimburse expenses through the 2008 fiscal year.

The Brazos Funds performed well during the fiscal year, as the rotation toward growth stocks favored our investment style. We also benefited from market volatility by adding to certain positions on market weakness. This drove our outperformance relative to the benchmark during periods of market strength. Our largest drivers of strong performance, though, were effective stock selection and overweight positions in areas in which we held high levels of conviction.

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Notably, holdings in the technology and healthcare sectors contributed significantly to gains for the Brazos Funds during the year, as did underweight positions in the financials sector. Select holdings across market sectors that fit into our investment themes such as privately operated prisons and agriculture also continued to add to portfolio returns. Please read our Fund Commentaries for detailed information on fund holdings that added meaningfully to each Fund’s performance for the reporting period, as well as new Fund additions and investment themes.

Market Outlook

Although our near-term outlook is somewhat mixed, we continue to be optimistic about the economic and market environment over the long term. We believe the effects of the Fed’s rate cuts will become evident and the economy will begin to reaccelerate by the second half of 2008. We expect that the shift to growth stocks will continue, as companies exhibiting growth in revenues and earnings remain scarce. This environment complements our growth discipline in uncovering companies with stable fundamentals, whose valuations are not reflected in their current prices.

We would like to take this opportunity to thank you for the confidence you have placed in us through your investment in the Brazos Funds.

Sincerely,

Mike Allocco	Jamie Cuellar, CFA
Portfolio Manger	Portfolio Manager

Brazos Micro Cap Fund Annual Review Commentary

Brazos Micro Cap Fund (“the Fund”) delivered solid gains during the 12-month reporting period, outperforming its benchmark, the Russell 2000 Growth Index, in a volatile market. The Fund’s relative outperformance was driven by effective stock selection in the technology, healthcare, and materials sectors.

Technology holding BluePhoenix Solutions, Ltd. (BPHX) was one of the largest contributors to Fund performance, as its share price soared more than 220% during our fiscal year. Our selection of this provider of IT modernization services represents our strategy in seeking to identify companies with strong earnings growth before the growth is reflected in the stock price. An undiscovered name when the fund acquired it, BluePhoenix began to attract attention from Wall Street during the reporting period as more investors discovered the company’s revenue growth and margin expansion potential. During the reporting period, the company also improved its operating margin by moving its production to lower labor cost markets.

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Vocus, Inc. (VOCS), which provides on-demand web-based software for public relations, also added to portfolio gains. A high growth business with a predictable revenue model and very little competition, Vocus consistently beat analysts’ estimates and made an attractive acquisition during the fiscal year. The stock continues to receive more attention as its market cap grows and as “software as a service” stocks increasingly garner attention from both customers and Wall Street.

Healthcare holding Sun Healthcare Group, Inc. (SUNH) was a strong performer for the Fund during the reporting period. Sun, which provides nursing home and long term care facilities to the senior population, acquired its competitor Harborside Healthcare during the reporting period. Sun also continued to increase its occupancy rate and exceeded earnings estimates, helping its share price to gain more than 40%.

Technology holding Ness Technologies, Inc. (NSTC) detracted from performance. Ness is an offshore IT services company whose well-respected management team left the company. The company’s new management team failed to gain the confidence of investors and struggled to meet earnings estimates during the reporting period. The position was sold in May, 2007.

The outlook for the Fund is a bit mixed for the near term. The lack of liquidity inherent in micro cap stocks can lead to volatile returns during periods of uncertainty, similar to the environment we are in currently. However, volatility brings opportunity, as stocks with good fundamentals can experience irrational pricing. Additionally, we should begin to see the effects of the Fed’s move to lower interest rates sometime in the second quarter of 2008 and expect that the economy will reaccelerate in the second half of the fiscal year. Growth should also continue to outperform value as companies with growing revenues and earnings appear to be scarce and receive premiums in the market.

–Jamie Cuellar, CFA, Portfolio Manager

Brazos Small Cap Fund Annual Review Commentary

Brazos Small Cap Fund (“the Fund”) delivered sound performance for the fiscal year, outperforming its benchmark, the Russell 2000 Growth Index, in a volatile market. The Fund’s outperformance relative to its benchmark was driven by effective stock selection across a number of sectors. Notably, holdings in the consumer discretionary, healthcare, and producer durables sectors contributed to gains, while holdings in the utilities sector slightly detracted from relative fund performance. An underweight position in the financials group also aided performance.

The best performer for the Fund was technology company Ceragon Networks Ltd. (CRNT). Our selection of this Israeli telecommunications company exemplifies our approach of uncovering companies with accelerating revenues. Originally purchased for the Fund in October 2006, Ceragon gained attention from Wall Street during the year as it announced strong quarterly results for the first

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three quarters of 2007 and provided assurance to investors that Nokia would remain a key customer into 2008. Ceragon’s share price jumped 138% during the fiscal year and was sold as it reached its’ price target.

Healthcare company HMS Holdings Corporation (HMSY) also contributed significantly to Fund performance for the reporting period. HMS seeks to identify third party payers that should have provided coverage for an individual’s healthcare services instead of the services being paid by Medicaid or Medicare. The company is paid based on its success in recouping those payments. Having successfully integrated the acquisition of its largest competitor, HMS exceeded earnings estimates and raised guidance every quarter over the year. The company, which remains a core holding, saw a share price gain of 124% for the fiscal year.

Another meaningful contributor to Fund performance was materials company Terra Industries Inc. (TRA), which gained more than 265% during the 12-month reporting period. Terra, an agricultural fertilizer manufacturer and distributor, fit in with our theme of a positive environment for agricultural stocks this year due to higher commodity prices. Terra benefited from increased demand for fertilizer as farmers increased corn acreage to take advantage of high corn prices. The stock was sold during the year.

Spartan Motors, Inc. (SPAR), which produces and sells chassis for armored military, recreational and emergency vehicles, detracted from Fund performance. We took advantage of a pullback in SPAR to add the position to the portfolio and participate in the acceleration in growth of military orders. However, Spartan‘s share price was hampered by weakness in other business lines. The stock was sold during the fiscal year.

The outlook for the Fund is somewhat mixed for the near term, although we are optimistic about long-term conditions. We expect continued volatility until evidence of a sound economy and credit markets assuages investor concern. However, volatility brings opportunity for the fund, as it creates a stockpicker’s market. Longer term, we should begin to see the effects of the Fed’s move to lower interest rates sometime in the second quarter of 2008 and expect the economy will reaccelerate in the second half of the fiscal year. Growth should also continue to outperform value as companies with growing revenues and earnings appear to be scarce and receive premiums in the market.

–Jamie Cuellar, CFA, Portfolio Manager

Brazos Mid Cap Fund Annual Review Commentary

The Brazos Mid Cap Fund (the “Fund”) performed well for the 12-month reporting period, more than tripling the performance of its benchmark, the Russell MidCap Growth Index. A market rotation to traditional growth stocks in the consumer discretionary, healthcare and technology sectors — all areas where we have significant domain expertise — benefited the Fund’s performance. Effective stock selection, particularly in those three sectors, accounted for the vast majority of absolute and relative gains. An underweight position in the financials sector

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also benefited performance. The Fund’s utilities holdings detracted modestly from Fund returns.

The Fund’s largest holding was also the largest contributor to performance. Healthcare holding Intuitive Surgical, Inc. (ISRG) designs a platform for minimally invasive surgery. The company gained 222% for the year as it sharply exceeded earnings estimates and raised guidance on the strength of new systems sales to hospitals and surgery centers. Selecting ISRG exemplifies our approach of uncovering companies with accelerating revenues whose earnings growth potential is not yet reflected in its share price.

Technology holding Shanda Interactive Entertainment, Ltd. (SNDA) also contributed significantly to Fund performance. Shanda, a China-based company that develops internet games, continued its successful penetration of a large and rapidly growing market. Shanda’s share price gained 90% during the reporting period.

The increase in corn planting to meet growing demand for ethanol is a theme that we continue to focus on and take advantage of. AGCO Corporation (AG), which manufactures and distributes agricultural equipment and related replacement parts, benefited from this trend during the reporting period. Low corn inventories in 2006, coupled with a strong demand for ethanol, have led to a resurgence in corn prices, which in turn has led to increased planting of corn. As farmers have planted more corn, farm spending on equipment has risen. AGCO climbed 121% during the reporting period.

Although the technology group as a whole made a meaningful positive impact on Fund performance, technology holding Broadcom Corporation (BRCM) was an exception. The provider of integrated circuits for broadband communications faced margin compression as it increased spending, leading to a 15% decline in its share price during the reporting period. We reduced our exposure to Broadcom from an overweight position to a market weight.

Entering 2008, we are optimistic regarding the Brazos Mid Cap Fund. While U.S. Gross Domestic Product (GDP) likely will slow in the early part of the year, we expect growth to rebound in the second half of 2008. Although many see the sub-prime crisis leading to a recession, we are of the opinion that much of the headline and earnings risk from the sub-prime crisis is already reflected in current stock prices. Moreover, global growth remains robust as emerging markets such as China, India and Brazil invest in multi-year infrastructure projects needed to support and sustain their burgeoning economies. As always, in selecting stocks for the Brazos Mid Cap Fund we will “follow the money” in our quest to find those stocks leveraged to major investment themes where we believe earnings power has not been fully reflected in Wall Street estimates.

–Mike Allocco, Portfolio Manager

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Brazos Growth Fund Annual Review Commentary

The Brazos Growth Fund (the “Fund”) performed well for the 12-month reporting period, outpacing its benchmark, the Russell 3000 Growth Index. During the period, investors favored mid and large cap asset classes, leading to strong demand for these issues. Strong stock selection, particularly among traditional growth stocks within the consumer discretionary, healthcare, and financial services sectors, drove portfolio gains.

Financial Services holding MasterCard, Inc. (MA) was a strong performer for the Fund, thanks to continued strength in consumer spending. The company gained 97% and contributed meaningfully to the Fund’s gains as it continued to benefit from the dramatic increase in electronic payment transactions worldwide. Mastercard consistently reported earnings that exceeded earnings estimates during the fiscal year.

Consumer spending strength also helped Amazon.com, Inc. (AMZN) contribute to portfolio gains. The online retailer has established itself as the dominant internet retailing franchise and continued to exceed earnings expectations. Amazon’s share price soared 124% during the reporting period.

Dolby Laboratories, Inc. (DLB), which develops products and technologies for the entertainment industry, climbed 76% and added to Fund gains. The company has leveraged its high quality audio franchise into new markets, including PCs and cell phones.

American Airlines Corporation (AMR) detracted from the Fund’s performance. The airline suffered from increasing oil prices, which drove up jet fuel prices and weighed on AMR’s earnings power. The position in AMR has been sold.

Entering 2008, we are optimistic regarding the Brazos Growth Fund. While U.S. GDP likely will slow in the early part of the year, we expect growth to rebound in the second half of 2008. Although many see the sub-prime crisis leading to a recession, we are of the opinion that much of the headline and earnings risk from the sub-prime crisis is already reflected in current stock prices. Moreover, global growth remains robust as emerging markets such as China, India and Brazil invest in multi-year infrastructure projects needed to support and sustain their burgeoning economies. As always, in selecting stocks for the Brazos Growth Fund we will “follow the money” in our quest to find those stocks leveraged to major investment themes where we believe earnings power has not been fully reflected in Wall Street estimates.

–Mike Allocco, Portfolio Manager

The Micro Cap Portfolio invests in smaller companies which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

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The Small Cap Portfolio invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Investing in mid capitalization stocks is more volatile than investing in large company stocks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Please refer to the remainder of this document for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Investment performance reflects contractual fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap, and Growth Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, returns for certain periods, such as 1998 and 1999 for Micro Cap, 1997, 1999 and 2007 for Small Cap, 2000 for Mid Cap, and 1999 and 2007 for Growth, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund’s assets remain at current levels or if they increase. Returns are shown net of fees.

(a)	Russell 2000 Growth Index measures the performance, of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

(b)	Russell 3000 Growth Index Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

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(c)	Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to book- ratios and higher forecasted growth values. The Russell Midcap Index consists or the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus. Read it carefully before you invest.

The Brazos Funds are distributed by Quasar Distributors LLC. 1/08.

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BRAZOS MICRO CAP PORTFOLIO

Avg. Annual Total Return
(as of 11/30/07)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Class Y	Class N
Micro Cap Portfolio Class Y	21.94%	19.92%	16.58%	n/a
Russell 2000 Growth Index	6.12%	14.70%	4.29%	5.45%
Micro Cap Portfolio Class N	21.53%	19.70%	n/a	6.57%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003 the minimum initial Class Y shares requirement was $50,000. Class N shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses due to Rule 12b-1 fees assessed on Class N shares. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazo Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1998 and 1999 for Brazos Micro Cap reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS SMALL CAP PORTFOLIO

Avg. Annual Total Return
(as of 11/30/07)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Class Y	Class N
Small Cap Portfolio Class Y	30.07%	15.95%	8.84%	11.96%	n/a
Russell 2000 Growth Index	6.12%	14.70%	4.26%	4.04%	5.45%
Small Cap Portfolio Class N	29.70%	15.92%	n/a	n/a	7.50%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses due to Rule 12b-1 fees assessed on Class N shares. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997, 1999, and 2007 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS MID CAP PORTFOLIO

Avg. Annual Total Return
(as of 11/30/07)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Class Y	Class N
Mid Cap Portfolio Class Y	31.62%	14.91%	7.82%	n/a
Russell Mid Cap Growth Index	10.13%	16.37%	1.92%	(0.54)%
Mid Cap Portfolio Class N	31.22%	14.76%	n/a	5.28%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses due to Rule 12b-1 fees assessed on Class N shares. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Growth Index measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS GROWTH PORTFOLIO

Avg. Annual Total Return
(as of 11/30/07)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Class Y	Class N
Growth Portfolio Class Y	30.95%	14.75%	13.65%	n/a
Russell 3000 Growth Index	7.66%	15.27%	8.58%	(3.63)%
Growth Portfolio Class N	30.59%	14.62%	n/a	3.64%

This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses due to Rule 12b-1 fees assessed on Class N shares. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management, L.P. have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Growth Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1999 and 2007 for Brazos Growth Portfolio reflect substantial benefits from first day realized and unrealized gains from particiaption in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is comprised of the 3,000 stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.

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Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Portfolio expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/07 –11/30/07).

Actual Expenses

The third and fourth columns of the table below provides information about account values based on actual returns and actual expenses. In addition to other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. If you request that a redemption be made by wire transfer, currently the Portfolio’s transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the fifth and sixth columns of the table are

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useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended November 30, 2007

							Hypothetical
							(5% return
					Actual		before expenses)
		Fund’s		Beginning	Ending	Expenses	Ending	Expenses
		Annualized		Account	Account	Paid	Account	Paid
		Expense		Value	Value	During	Value	During
		Ratio[1]		6/1/07	11/30/07	Period[1]	11/30/07	Period[1]
Micro Cap Portfolio	Class Y	1.60%		$1,000.00	$1,050.20	$8.22	$1,017.05	$8.09
	Class N	1.90		$1,000.00	$1,048.80	$9.76	$1,015.54	$9.60

Small Cap Portfolio	Class Y	1.35		$1,000.00	$1,113.70	$7.15	$1,018.30	$6.83
	Class N	1.70	[2]	$1,000.00	$1,111.80	$9.00	$1,016.55	$8.59

Mid Cap Portfolio	Class Y	1.20		$1,000.00	$1,129.20	$6.41	$1,019.05	$6.07
	Class N	1.23		$1,000.00	$1,128.00	$6.56	$1,018.90	$6.23

Growth Portfolio	Class Y	1.20		$1,000.00	$1,123.00	$6.39	$1,019.05	$6.07
	Class N	1.24		$1,000.00	$1,121.90	$6.60	$1,018.85	$6.28

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.
[2]	Due to prior and current year 12b-1 adjustments, the expense ratio is higher than its contractual expense cap of 1.65%.

www.brazosfunds.com	17

Security Description	Shares	Value

Common Stocks – 93.8%
Basic Resources – 3.7%
Dynamic Materials Corp.+	47,300	$3,002,131
Scorpio Mining Corporation*[f]	636,300	846,618

		3,848,749

Business Services – 11.7%
China Fire & Security Group, Inc.*+	73,800	1,033,200
Cornell Companies, Inc.*	194,100	4,565,232
Darling International, Inc.*	288,200	2,954,050
Rainmaker Systems*	111,000	760,350
Website Pros, Inc.*+	240,000	2,702,400

		12,015,232

Consumer Non Durables – 1.6%
True Religion Apparel, Inc.*+	95,500	1,663,610

Consumer Services – 4.5%
Aces Wired (Acquired 09/26/2006, Cost $1,000,000)^#	200,000	750,000
Calavo Growers, Inc.	78,100	1,455,003
Grill Concepts, Inc.*	100,000	450,000
Omega Protein Corp.*	277,700	1,999,440

		4,654,443

Consumer Staples – 1.5%
Zhongpin, Inc.*	115,200	1,555,200

Electronic Components – 7.0%
Astronics Corp.*	23,400	1,232,946
CEVA, Inc.*	194,700	1,993,728
NetLogic Microsystems, Inc.*+	74,600	2,182,050
Pericom Semiconductor Corp.*+	111,700	1,850,869

		7,259,593

Energy – 10.8%
Bolt Technology Corp.*+	45,900	1,793,313
Furmanite Corporation*	164,800	1,702,384
Mitcham Industries, Inc.*	133,700	2,433,340
Parallel Petroleum Corp.*	69,500	1,330,925
T-3 Energy Services, Inc.*	36,500	1,839,965
TGC Industries, Inc.*	227,700	2,060,685

		11,160,612

See Notes to Financial Statements

18	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Healthcare Products – 5.6%
Cardiac Science Corp.*	181,600	$1,530,888
The Spectranetics Corporation*	111,800	1,696,006
Symmetry Medical, Inc.*	152,400	2,566,416

		5,793,310

Healthcare Services – 6.9%
HMS Holdings Corp.*	73,200	2,272,860
MWI Veterinary Supply, Inc.*	26,200	1,102,496
Sun Healthcare Group, Inc.*	187,400	3,108,966
Transcend Services, Inc.*	37,000	621,600

		7,105,922

Healthcare Technology – 5.8%
AFP Imaging Corp.*	472,800	411,336
Durect Corporation*+	229,900	1,333,420
Natus Medical, Inc.*	56,400	951,468
Phase Forward*	78,100	1,905,640
Vnus Medical Technologies, Inc.*	100,800	1,418,256

		6,020,120

Industrial – 8.1%
Fushi International, Inc.*+	69,300	1,153,845
Limco-Piedmont, Inc.*	126,100	1,598,948
Lindsay Corporation+	29,200	1,545,264
RBC Bearings, Inc.*	56,800	2,089,104
Wonder Auto Technology, Inc.*	206,700	1,926,444

		8,313,605

Media – 1.5%
DG FastChannel, Inc.*	80,300	1,570,668

Technology Services & Software – 15.8%
Aladdin Knowledge Systems Ltd.*[f]	108,380	2,837,388
BluePhoenix Solutions Ltd.*[f]	159,600	2,904,720
Falconstor Software, Inc.*	78,700	953,057
Fundtech Ltd.*[f]	141,500	2,193,250
Keynote Systems, Inc.*	73,000	1,004,480
PROS Holdings, Inc.*	107,100	1,842,120
Virtusa Corp.*+	89,700	1,584,999
Vocus, Inc.*+	96,400	3,026,960

		16,346,974

Telecommunications – 6.1%
012 Smile Communications Ltd.*[f]+	70,000	861,000
Alvarion Ltd.*[f]	105,000	1,023,750
Globecomm Systems, Inc.*	147,400	1,658,250
Intervoice, Inc.*	138,200	1,351,596
Telular Corp.*	209,900	1,406,330

		6,300,926

See Notes to Financial Statements

www.brazosfunds.com	19

Security Description	Shares	Value

Common Stocks (continued)

Transportation – 3.2%
Excel Maritime Carriers Ltd.[f]	20,900	$1,119,613
Paragon Shipping, Inc.+	107,200	2,186,880

		3,306,493

Total Common Stocks (Cost $84,287,638)		96,915,457

Warrants – 0.0%
Grill Concepts, Inc. Warrants, Strike price $8.05, Expiration 7/13/2012*	35,000	4,375

Total Warrants (Cost $4,400)		4,375

	Principal
	Amount

Short Term Investments – 4.9%
United States Government Agency Issues – 4.9%
Federal Home Loan Bank Discount Note, 0.000%, 12/03/2007	$5,045,990	5,045,990

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	1,068	1,068

Total Short Term Investments (Cost $5,047,058)		5,047,058

Investments Purchased As Securities Lending Collateral – 11.8%
Boston Global Investment Trust Enhanced Portfolio, L.P.	12,158,975	12,158,975

Total Investment Purchased As Securities Lending Collateral (Cost $12,158,975)		12,158,975

Total Investments 110.5% (Cost $101,498,071)		114,125,865
Liabilities in Excess of Other Assets – (10.5)%		(10,853,600)

Total Net Assets – 100.0%		$103,272,265

* Non Income Producing
f Foreign Issued Security

^	Restricted Security. Purchased in a private placement transaction: resale to the public may require registration or may extend only to qualified institutional buyers.
# Fair Valued Security
+ All or portion of this security is on loan.

See Notes to Financial Statements

20	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 96.6%
Basic Resources – 6.7%
Brush Engineered Materials, Inc.*	7,300	$326,529
Dynamic Materials Corp.	16,400	1,040,908
Kaydon Corporation+	11,500	582,015
Olin Corp.	23,200	485,808

		2,435,260

Business Services – 12.0%
Cornell Companies, Inc.*	56,300	1,324,176
Corrections Corporation of America*	24,400	744,444
Darling International, Inc.*	77,400	793,350
Geo Group Inc.*	37,300	949,658
Website Pros, Inc.*	49,000	551,740

		4,363,368

Consumer Durables – 1.2%
Tempur-Pedic International, Inc.+	14,800	439,412

Consumer Merchandising – 1.6%
Guess ?, Inc.	5,600	262,808
Gymboree Corp.*+	9,900	330,264

		593,072

Consumer Non Durables – 2.4%
TASER International, Inc.*	25,900	362,859
True Religion Apparel, Inc.*+	28,800	501,696

		864,555

Consumer Services – 2.1%
Bally Technologies, Inc.*	18,100	754,770

Electronic Components – 4.3%
Microsemi Corp.*	22,800	521,664
NetLogic Microsystems, Inc.*+	20,400	596,700
Silicon Laboratories, Inc.*	11,500	427,110

		1,545,474

Electronic Technology – 2.2%
Foundry Networks, Inc.*	45,900	809,217

Energy – 11.8%
Bolt Technology Corp.*+	15,900	621,213
Dawson Geophysical Co.*	5400	361,908
Dril-Quip, Inc.*	6,200	349,804
Ja Solar Holdings Co., Ltd. – ADR*	13,400	795,156
Mitcham Industries, Inc.*	27,100	493,220
Parallel Petroleum Corp.*	24,600	471,090

See Notes to Financial Statements

www.brazosfunds.com	21

Security Description	Shares	Value

Common Stocks (continued)

Energy (continued)

Petrohawk Energy Corp.*	31,500	$513,450
T-3 Energy Services, Inc.*	13,300	670,453

		4,276,294

Healthcare Products – 8.9%
Alexion Pharmaceuticals, Inc.*	4,900	356,328
Cardiac Science Corp.*	45,700	385,251
KV Pharmaceutical Co.*+	32,800	924,960
NuVasive, Inc.*	9,700	412,929
The Spectranetics Corporation*	30,300	459,651
Symmetry Medical, Inc.*	39,800	670,232

		3,209,351

Healthcare Services – 5.4%
HMS Holdings Corp.*	25,200	782,460
MWI Veterinary Supply, Inc.*	8,900	374,512
Sun Healthcare Group, Inc.*	47,100	781,389

		1,938,361

Healthcare Technology – 7.2%
Cepheid*	23,800	514,794
Durect Corp.*+	53,900	312,620
Phase Forward*	26,100	636,840
Respironics, Inc.*	14,500	714,270
Thoratec Corp.*	21,400	419,226

		2,597,750

Industrial – 11.6%
AGCO Corp.*	15,300	1,054,782
Chart Industries, Inc.*	12,500	347,500
Chicago Bridge & Iron Co. NVf	15,600	829,140
Fushi International, Inc.*	24,000	399,600
Greif, Inc.	5,600	330,792
Lindsay Corporation+	10,000	529,200
RBC Bearings, Inc.*	19,600	720,888

		4,211,902

Technology Services & Software – 16.1%
Aladdin Knowledge Systems Ltd.*[f]	37,285	976,121
Blue Coat Systems, Inc.*	18,600	673,506
BluePhoenix Solutions Ltd.*[f]	55,500	1,010,100
Falconstor Software, Inc.*	27,500	333,025
Keynote Systems, Inc.*	25,200	346,752
Lawson Software, Inc.*	52,300	508,356
Shanda Interactive Entertainment, Ltd. – ADR*	31,400	1,151,124

See Notes to Financial Statements

22	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Technology Services & Software (continued)

Virtusa Corp.*+	17,400	$307,458
Vocus, Inc.*	16,300	511,820

		5,818,262

Transportation – 3.1%
DryShips, Inc.[f]	7,400	699,152
Kirby Corp.*	8,700	418,209

		1,117,361

Total Common Stocks (Cost $29,591,003)		34,974,409

	Principal
	Amount

Short Term Investments – 5.5%
United States Government Agency Issues – 5.5%
Federal Home Loan Bank Discount Note, 0.000%, 12/03/2007	$1,999,600	1,999,600

Total Short Term Investments (Cost $1,999,600)		1,999,600

	Shares

Investments Purchased As Securities Lending Collateral – 10.1%
Boston Global Investment Trust Enhanced Portfolio, L.P.	3,665,750	3,665,750

Total Investment Purchased As Securities Lending Collateral (Cost $3,665,750)		3,665,750

Total Investments 112.2% (Cost $35,256,353)		40,639,759
Liabilities in Excess of Other Assets – (12.2)%		(4,422,821)

Total Net Assets – 100.0%		$36,216,938

ADR American Depository Receipt
* Non Income Producing
f Foreign Issued Security
+ All or portion of this security is on loan.

See Notes to Financial Statements

www.brazosfunds.com	23

Security Description	Shares	Value

Common Stocks – 97.0%
Basic Resources – 2.7%
FMC Corp.	26,500	$1,450,080

Business Services – 2.7%
Corrections Corporation of America*	36,700	1,119,717
Geo Group Inc.*	12,400	315,704

		1,435,421

Consumer Merchandising – 7.3%
Amazon.com, Inc.*	14,800	1,340,288
GameStop Corp.*	18,600	1,068,570
Guess ?, Inc.	10,800	506,844
Tiffany & Co.	20,100	933,243

		3,848,945

Consumer Non Durables – 1.8%
Hansen Natural Corp.*	21,800	946,338

Consumer Services – 3.3%
Dolby Laboratories, Inc.*	34,300	1,723,232

Defense – 2.4%
BE Aerospace, Inc.*	26,700	1,254,900

Electronic Components – 5.0%
Broadcom Corp.*	20,200	540,148
Intersil Corp.	15,800	394,052
MEMC Electronic Materials, Inc.*	8,800	682,704
NVIDIA Corporation*	12,500	394,250
Silicon Laboratories, Inc.*	16,400	609,096

		2,620,250

Electronic Technology – 4.0%
Foundry Networks, Inc.*	34,200	602,946
Trimble Navigation Ltd.*	22,600	837,782
Varian Semiconductor Equipment Associates, Inc.*	16,400	680,764

		2,121,492

Energy – 14.1%
Cameron International Corp.*	9,900	922,977
CONSOL Energy, Inc.	8,900	527,592
First Solar, Inc.*	5,000	1,185,750
Helix Energy Solutions Group, Inc.*	12,400	503,316

See Notes to Financial Statements

24	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Energy (continued)

National-Oilwell, Inc.*	13,300	$906,395
Quicksilver Resources, Inc.*	19,700	996,820
Range Resources Corp.	30,500	1,240,740
Transocean, Inc.*[f]	8,605	1,181,391

		7,464,981

Financial Institutions – 2.9%
InterContinental Exchange, Inc.*	9,300	1,552,728

Financial Services & Software – 3.8%
Mastercard, Inc.	9,900	1,986,435

Healthcare Products – 1.9%
KV Pharmaceutical Co.*+	35,600	1,003,920

Healthcare Services – 4.0%
Covance Inc.*	14,200	1,240,086
Sun Healthcare Group, Inc.*	51,500	854,385

		2,094,471

Healthcare Technology – 8.6%
Gen-Probe, Inc.*	13,100	876,259
Hologic, Inc.*	11,900	790,041
Intuitive Surgical, Inc.*	4,900	1,605,632
Respironics, Inc.*	26,300	1,295,538

		4,567,470

Industrial – 15.2%
AGCO Corp.*	26,400	1,820,016
Chicago Bridge & Iron Co. NVf	21,800	1,158,670
Fluor Corp.	7,400	1,089,058
Greif, Inc.	15,000	886,050
Manitowoc Co.	22,700	995,395
Precision Castparts, Corp.	9,100	1,340,794
Roper Industries, Inc.	11,900	755,055

		8,045,038

Technology Services & Software – 13.4%
Akamai Technologies, Inc.*	22,700	863,962
Autodesk, Inc.*	15,900	748,731
Baidu.com, Inc. – ADR*	1,800	687,528
Focus Media Holding Ltd. – ADR*	16,500	931,260
Shanda Interactive Entertainment, Ltd. – ADR*	45,500	1,668,030
Sohu.com, Inc.*	16,500	946,770
Vocus, Inc.*	40,100	1,259,140

		7,105,421

Telecommunications – 2.0%
Ciena Corp.*	24,600	1,081,908

See Notes to Financial Statements

www.brazosfunds.com	25

Security Description	Shares	Value

Common Stocks (continued)

Transportation – 1.9%
Dryships, Inc.[f]	10,500	$992,040

Total Common Stocks (Cost $43,523,527)		51,295,070

	Principal
	Amount

Short Term Investments – 3.5%
United States Government Agency Issues – 3.5%
Federal Home Loan Bank Discount Note, 0.000%, 12/03/2007	$1,833,633	1,833,633

Total Short Term Investments (Cost $1,833,633)		1,833,633

	Shares

Investments Purchased As Securities Lending Collateral — 1.9%
Boston Global Investment Trust Enhanced Portfolio, L.P.	1,026,600	1,026,600

Total Investment Purchased As Securities Lending Collateral (Cost $1,026,600)		1,026,600

Total Investments 102.4% (Cost $46,383,760)		54,155,303
Liabilities in Excess of Other Assets – (2.4)%		(1,248,509)

Total Net Assets – 100.0%		$52,906,794

ADR American Depository Receipt

*	Non Income Producing

[f]	Foreign Issued Security

+	All or portion of this security is on loan.

See Notes to Financial Statements

26	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 96.4%
Basic Resources – 2.4%
FMC Corp.	31,900	$1,745,568

Business Services – 1.7%
Cornell Companies, Inc.*	35,200	827,904
Geo Group Inc.*	16,700	425,182

		1,253,086

Consumer Merchandising – 9.2%
Amazon.com, Inc.*	22,700	2,055,712
Costco Wholesale Corp.	21,100	1,422,140
GameStop Corp.*	26,900	1,545,405
Guess ?, Inc.	11,000	516,230
Tiffany & Co.	26,900	1,248,967

		6,788,454

Consumer Non Durables – 1.7%
Hansen Natural Corp.*	28,100	1,219,821

Consumer Services – 4.2%
Dolby Laboratories, Inc.*	42,100	2,115,104
Omega Protein Corp.*	133,000	957,600

		3,072,704

Defense – 2.3%
BE Aerospace, Inc.*	35,500	1,668,500

Electronic Components – 6.6%
Broadcom Corp.*	29,700	794,178
Intersil Corp.	21,100	526,234
MEMC Electronic Materials, Inc.*	13,000	1,008,540
Microsemi Corp.*	48,300	1,105,104
NVIDIA Corporation*	16,750	528,295
Silicon Laboratories, Inc.*	24,400	906,216

		4,868,567

Electronic Technology – 2.7%
Foundry Networks, Inc.*	43,700	770,431
Trimble Navigation Ltd.*	33,300	1,234,431

		2,004,862

See Notes to Financial Statements

www.brazosfunds.com	27

Security Description	Shares	Value

Common Stocks (continued)

Energy – 9.9%
Cameron International Corp.*	10,100	$941,623
CONSOL Energy, Inc.	13,800	818,064
First Solar, Inc.*	6,600	1,565,190
Helix Energy Solutions Group, Inc.*	18,600	754,974
National-Oilwell, Inc.*	17,200	1,172,180
Range Resources Corp.	16,100	654,948
Transocean, Inc.*[f]	10,214	1,402,302

		7,309,281

Financial Institutions – 2.8%
InterContinental Exchange, Inc.*	12,400	2,070,304

Financial Services & Software – 3.7%
Mastercard, Inc.	13,600	2,728,840

Healthcare Products – 1.6%
KV Pharmaceutical Co.*+	42,500	1,198,500

Healthcare Services – 3.6%
Covance Inc.*+	18,600	1,624,338
Sun Healthcare Group, Inc.*	61,100	1,013,649

		2,637,987

Healthcare Technology – 8.5%
Gen-Probe, Inc.*	22,100	1,478,269
Hologic, Inc.*	16,100	1,068,879
Intuitive Surgical, Inc.*	6,600	2,162,688
Respironics, Inc.*	30,500	1,502,430

		6,212,266

Industrial – 14.1%
AGCO Corp.*	35,400	2,440,476
Chicago Bridge & Iron Co. NVf	29,100	1,546,665
Fluor Corp.	10,300	1,515,851
Greif, Inc.	11,900	702,933
Manitowoc Co.	30,300	1,328,655
Precision Castparts, Corp.	11,400	1,679,676
Roper Industries, Inc.	17,600	1,116,720

		10,330,976

Technology Services & Software – 17.4%
Akamai Technologies, Inc.*	30,600	1,164,636
Autodesk, Inc.*	19,100	899,419
Baidu.com, Inc. – ADR*	2,600	993,096
Blue Coat Systems, Inc.*	35,700	1,292,697
BluePhoenix Solutions, Ltd.*[f]	105,900	1,927,380
Focus Media Holding Ltd. – ADR*	24,300	1,371,492
Shanda Interactive Entertainment, Ltd. – ADR*	59,400	2,177,604
Sohu.com, Inc.*	22,100	1,268,098
Vocus, Inc.*	53,700	1,686,180

		12,780,602

See Notes to Financial Statements

28	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)

Telecommunications – 2.0%
Ciena Corp.*	34,100	$1,499,718

Transportation – 2.0%
DryShips, Inc.[f]	15,400	1,454,992

Total Common Stocks (Cost $60,212,790)		70,845,028

	Principal
	Amount

Short Term Investments – 7.2%
United States Government Agency Issues – 7.2%
Federal Home Loan Bank Discount Note, 0.000%, 12/03/2007	$5,329,933	5,329,933

	Shares

Variable Rate Demand Notes – 0.0%
SEI Daily Income Trust Treasury Fund – Class B	1,650	1,650

Total Short Term Investments (Cost $5,331,583)		5,331,583

Investments Purchased as Securities Lending Collateral – 2.9%
Boston Global Investment Trust Enhanced Portfolio, L.P.	2,119,200	2,119,200

Total Investment Purchased As Securities Lending Collateral (Cost $2,119,200)		2,119,200

Total Investments 106.5% (Cost $67,663,573)		78,295,811
Liabilities in Excess of Other Assets – (6.5)%		(4,802,805)

Total Net Assets – 100.0%		$73,493,006

ADR American Depository Receipt

*	Non Income Producing
f	Foreign Issued Security
+	All or portion of this security is on loan.

See Notes to Financial Statements

www.brazosfunds.com	29

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investment securities, at value*	$96,919,832	$34,974,409	$51,295,070	$70,845,028
Short-term securities*	17,206,033	5,665,350	2,860,233	7,450,783
Cash	454,810	199,367	—	6,645
Receivable for investments sold	1,248,046	304,686	—	593,557
Interest and dividends receivable	7,083	6,840	457	3,394
Receivable for shares of beneficial interest sold	29,280	2,295	2	32,000
Prepaid expenses and other assets	27,366	14,064	23,361	21,012

Total assets	115,892,450	41,167,011	54,179,123	78,952,419

LIABILITIES:
Collateral on securities loaned	12,158,975	3,665,750	1,026,600	2,119,200
Payable for investments purchased	288,038	1,073,123	146,006	3,235,471
Payable for shares of beneficial interest redeemed	8,708	106,215	—	801
Investment advisory and management fees payable	70,718	29,705	31,525	20,574
Accrued expenses	81,873	59,238	59,668	61,759
Administration fee payable	—	4,944	—	—
Other payables	4,570	9,101	5,665	21,608
Distribution and service maintenance fees payable	7,303	1,997	2,865	—

Total liabilities	12,620,185	4,950,073	1,272,329	5,459,413

Net assets	$103,272,265	$36,216,938	$52,906,794	$73,493,006

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$4,158	$1,307	$3,913	$3,421
Paid-in capital	74,183,337	39,611,861	37,146,625	74,105,939

	74,187,495	39,613,168	37,150,538	74,109,360
Accumulated undistributed net investment gain (loss)	(28,448)	702,030	—	263,701
Accumulated undistributed net realized gain (loss) on investments	16,485,424	(9,481,666)	7,984,713	(11,512,293)
Net unrealized appreciation of investments	12,627,794	5,383,406	7,771,543	10,632,238

Net assets	$103,272,265	$36,216,938	$52,906,794	$73,493,006

*Identified cost:
Investment securities	$84,292,038	$29,591,003	$43,523,527	$60,212,790

Short-term securities	$17,206,033	$5,665,350	$2,860,233	$7,450,783

See Notes to Financial Statements

30	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class Y (unlimited shares authorized):
Net assets	$90,421,325	$29,558,707	$6,125,957	$7,990,755
Shares of beneficial interest issued and outstanding	3,633,824	1,063,054	443,670	366,428
Net asset value, offering and redemption price per share	$24.88	$27.81	$13.81	$21.81

Class N (unlimited shares authorized):
Net assets	$12,850,940	$6,658,231	$46,780,837	$65,502,251
Shares of beneficial interest issued and outstanding	524,302	244,337	3,469,398	3,054,653
Net asset value, offering and redemption price per share	$24.51	$27.25	$13.48	$21.44

See Notes to Financial Statements

www.brazosfunds.com	31

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Interest	$208,743	$50,335	$92,910	$94,436
Dividends (net of foreign taxes withheld of $0, $111, $537, and $466, respectively)	178,159	52,454	111,570	138,030
Securities lending	74,757	13,436	2,727	5,834

Total investment income	461,659	116,225	207,207	238,300

Expenses:
Investment advisory and management fees	1,173,313	293,453	363,685	453,534
Administration fees	72,314	32,188	35,867	44,510
Distribution and service maintenance fees - Class N	38,483	19,873	10,941	22,548
Transfer agent fees and expenses	63,564	50,242	46,300	55,283
Registration fees	34,252	31,752	24,536	36,402
Fund accounting expenses	35,118	31,050	27,927	28,126
Custodian fees and expenses	17,229	10,851	13,744	16,046
Audit and tax fees	32,871	65,977	66,012	50,963
Trustees’ fees and expenses	72,028	27,162	41,135	45,531
Printing expense	25,069	8,289	4,824	12,895
Legal fees and expenses	115,479	37,151	55,655	67,441
Insurance expense	44,686	15,144	24,443	27,518
Miscellaneous expenses	2,315	1,824	1,223	2,375

Total expenses	1,726,721	624,956	716,292	863,172
Less: Expenses waived or reimbursed	(127,471)	(166,623)	(123,416)	(114,995)

Net expenses	1,599,250	458,333	592,876	748,177

Net investment income (loss)	(1,137,591)	(342,108)	(385,669)	(509,877)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	17,794,375	5,902,977	9,204,731	9,358,637
Net change in unrealized appreciation on investments	1,873,377	1,747,933	4,306,184	6,830,719
Net increase from payments by affiliates	—	1,044,138	—	786,575

Net realized and unrealized gain on investments	19,667,752	8,695,048	13,510,915	16,975,931

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,530,161	$8,352,940	$13,125,246	$16,466,054

See Notes to Financial Statements

32	1.800.426.9157

	Micro Cap Portfolio		Small Cap Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(1,137,591)	$(947,396)	$(342,108)	$(290,221)
Net realized gain on investments	17,794,375	17,272,553	5,902,977	4,781,876
Net change in unrealized appreciation on investments	1,873,377	32,845	1,747,933	180,804
Net increase from payments by affiliates	—	—	1,044,138	—

Net increase in net assets resulting from operations	18,530,161	16,358,002	8,352,940	4,672,459

Dividends and distributions to shareholders:
From net realized gain on investments (Class Y)	(14,505,195)	(636,117)	—	—
From net realized gain on investments (Class N)	(1,129,686)	(86,367)	—	—
From net realized gain on investments (Class B)	(463,522)	(24,085)	—	—

Total dividends and distributions to shareholders	(16,098,403)	(746,569)	—	—

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	4,628,723	(29,405,575)	(2,436,886)	(13,386,168)

Total increase (decrease) in net assets	7,060,481	(13,794,142)	5,916,054	(8,713,709)
NET ASSETS:
Beginning of period	96,211,784	110,005,926	30,300,884	39,014,593

End of period	$103,272,265	$96,211,784	$36,216,938	$30,300,884

Includes undistributed net investment income (loss) of:	$(28,448)	$(947,396)	$702,030	$(290,221)

See Notes to Financial Statements

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	Mid Cap Portfolio		Growth Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

Operations:
Net investment income (loss)	$(385,669)	$281,105	$(509,877)	$153,147
Net realized gain on investments	9,204,731	4,594,466	9,358,637	3,451,538
Net change in unrealized appreciation (depreciation) on investments	4,306,184	(1,459,362)	6,830,719	(549,283)
Net increase from payments by affiliates	—	—	786,575	—

Net increase in net assets resulting from operations	13,125,246	3,416,209	16,466,054	3,055,402

Dividends and distributions to shareholders:
From net investment income (Class Y)	(77,633)	—	(28,337)	—
From net investment income (Class N)	(189,765)	—	(137,807)	—
From net realized gain on investments (Class Y)	(1,172,017)	(2,931,247)	—	—
From net realized gain on investments (Class N)	(2,917,047)	(4,244,641)	—	—

Total dividends and distributions to shareholders	(4,356,462)	(7,175,888)	(166,144)	—

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(6,646,151)	(7,325,349)	2,276,538	(9,527,871)

Total increase (decrease) in net assets	2,122,633	(11,085,028)	18,576,448	(6,472,469)
NET ASSETS:
Beginning of period	50,784,161	61,869,189	54,916,558	61,389,027

End of period	$52,906,794	$50,784,161	$73,493,006	$54,916,558

Includes undistributed net investment income (loss) of:	$—	$282,875	$263,701	$155,007

See Notes to Financial Statements

34	1.800.426.9157

MICRO CAP PORTFOLIO

			Net
			gain									Ratio
			(loss)								Ratio	of net
	Net		on invest-	Total	Dividends	Distri-		Net		Net	of net	investment
	Asset	Net	ments	from	from net	butions		Asset		Assets	expenses	loss to
	Value,	invest-	(realized	invest-	invest-	from	Total	Value,		end of	to average	average
Period	beginning	ment	and	ment	ment	capital	distri-	end of	Total	period	net	net	Portfolio
Ended	of period	loss[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y

11/30/2003	$12.11	$(0.18)	$7.15	$6.97	$—	$—	$—	$19.08	57.56%	$223,006	1.48%	(1.30)%	155%

11/30/2004	19.08	(0.25)	1.44	1.19	—	—	—	20.27	6.24	155,302	1.52	(1.36)	220

11/30/2005	20.27	(0.24)	0.73	0.49	—	—	—	20.76	2.42	94,226	1.52	(1.22)	197

11/30/2006	20.76	(0.21)	4.05	3.84	—	(0.14)	(0.14)	24.46	18.64	86,841	1.60	(0.92)	304

11/30/2007	24.46	(0.26)	4.77	4.51	—	(4.09)	(4.09)	24.88	21.94	90,421	1.60	(1.13)	149

Class N5

11/30/2003	$12.07	$(0.23)	$7.11	$6.88	$—	$—	$—	$18.95	57.00%	$11,690	1.76%	(1.58)%	155%

11/30/2004	18.95	(0.29)	1.41	1.12	—	—	—	20.07	5.91	8,693	1.76	(1.60)	220

11/30/2005	20.07	(0.28)	0.71	0.43	—	—	—	20.50	2.14	12,408	1.75	(1.45)	197

11/30/2006	20.50	(0.22)	4.10	3.88	—	(0.14)	(0.14)	24.24	19.07	6,707	1.81	(1.13)	304

11/30/2007	24.24	(0.32)	4.68	4.36	—	(4.09)	(4.09)	24.51	21.53	12,851	1.87	(1.39)	149

[1]	Calculated based upon average shares outstanding.
[2]	Total return in not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Micro Cap Portfolio Class Y	1.51%	1.52%	1.62%	1.73%	1.73%

Micro Cap Portfolio Class N	1.79	1.81	1.90	1.99	2.06%

[4]	Ratio presented above represents net investment loss net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Micro Cap Portfolio Class Y	(1.32)%	(1.36)%	(1.22)%	(1.05)%	(1.26)%

Micro Cap Portfolio Class N	(1.61)	(1.65)	(1.50)	(1.31)	(1.58)%

[5]	Formerly Class A shares.
[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

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SMALL CAP PORTFOLIO

			Net										Ratio
			gain										of net
			(loss) on					Net				Ratio	investment
	Net	Net	invest-	Total	Dividends	Distri-		Asset			Net	of net	income
	Asset	invest-	ments	from	from net	butions		Value			Assets	expenses	(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end,			end of	to average	average
Period	beginning	income	and	ment	ment	capital	distri-	of	Total		period	net	net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]		(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y
11/30/2003	$13.27	$(0.12)	$4.04	$3.92	$—	$—	$—	$17.19	29.54%		$809,795	1.11%	(0.84)%	161%
11/30/2004	17.19	(0.17)	0.65	0.48	—	—	—	17.67	2.79		179,459	1.17	(1.01)	225
11/30/2005	17.67	(0.16)	1.08	0.92	—	—	—	18.59	5.21		33,082	1.28	(0.95)	186
11/30/2006	18.59	(0.16)	2.95	2.79	—	—	—	21.38	15.01		25,284	1.35	(0.82)	307
11/30/2007	21.38	0.55	5.88	6.43	—	—	—	27.81	30.07	[7]	29,559	1.35	2.21	173
Class N5
11/30/2003	$13.02	$(0.16)	$3.94	$3.78	$—	$—	$—	$16.80	29.03%		$16,979	1.41%	(1.14)%	161%
11/30/2004	16.80	(0.21)	0.64	0.43	—	—	—	17.23	2.56		3,980	1.47	(1.31)	225
11/30/2005	17.23	(0.20)	1.05	0.85	—	—	—	18.08	4.93		4,189	1.50	(1.17)	186
11/30/2006	18.08	(0.20)	3.13	2.93	—	—	—	21.01	16.21		3,698	1.59	(1.06)	307
11/30/2007	21.01	0.46	5.78	6.24	—	—	—	27.25	29.70	[7]	6,658	1.64	1.87	173

[1]	Calculated based upon average shares outstanding.
[2]	Total return in not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Small Cap Portfolio Class Y	1.11%	1.17%	1.38%	1.66%	1.86%

Small Cap Portfolio Class N	1.41	1.52	1.65	1.95	2.20

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Small Cap Portfolio Class Y	(0.84)%	(1.01)%	(0.95)%	(1.13)%	1.70%

Small Cap Portfolio Class N	(1.14)	(1.36)	(1.22)	(1.42)	1.31

[5]	Formerly Class A shares.
[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 2.68% and 2.74% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

36	1.800.426.9157

MID CAP PORTFOLIO

			Net
			gain									Ratio
			(loss) on									of net
			invest-								Ratio	investment
	Net	Net	ments	Total	Dividends	Distri-		Net		Net	of net	income
	Asset	invest-	(realized	from	from net	butions		Asset		Assets	expenses	(loss) to
	Value,	ment	and	invest-	invest-	from	Total	Value,		end of	to	average
Period	beginning	income	unreal-	ment	ment	capital	distri-	end of	Total	period	average	net	Portfolio
Ended	of period	(loss)[1]	ized)	operations	income	gains	butions	period	return[2]	(000’s)	net assets[3]	assets[4]	Turnover[6]

Class Y

11/30/2003	$8.56	$(0.07)	$2.23	$2.16	$—	$—	$—	$10.72	25.23%	$124,465	1.01%	(0.72)%	172%

11/30/2004	10.72	(0.07)	0.69	0.62	—	—	—	11.34	5.78	43,962	1.03	(0.66)	250

11/30/2005	11.34	(0.08)	1.04	0.96	—	—	—	12.30	8.47	27,743	1.19	(0.71)	272

11/30/2006	12.30	0.06	0.62	0.68	—	(1.51)	(1.51)	11.47	5.93	14,951	1.20	0.52	499

11/30/2007	11.47	(0.09)	3.41	3.32	(0.06)	(0.92)	(0.98)	13.81	31.62	6,126	1.20	(0.77)	237

Class N5

11/30/2003	$8.45	$(0.07)	$2.19	$2.12	$—	$—	$—	$10.57	25.09%	$31,109	1.07%	(0.78)%	172%

11/30/2004	10.57	(0.07)	0.69	0.62	—	—	—	11.19	5.87	32,405	1.05	(0.68)	250

11/30/2005	11.19	(0.09)	1.02	0.93	—	—	—	12.12	8.31	34,126	1.25	(0.77)	272

11/30/2006	12.12	0.05	0.60	0.65	—	(1.51)	(1.51)	11.26	5.86	35,833	1.22	0.50	499

11/30/2007	11.26	(0.09)	3.29	3.20	(0.06)	(0.92)	(0.98)	13.48	31.22	46,781	1.23	(0.80)	237

[1]	Calculated based upon average shares outstanding.
[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Mid Cap Portfolio Class Y	1.01%	1.03%	1.19%	1.35%	1.45%

Mid Cap Portfolio Class N	1.07	1.05	1.25	1.37	1.48%

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Mid Cap Portfolio Class Y	(0.72)%	(0.66)%	(0.71)%	0.37%	(1.02)%

Mid Cap Portfolio Class N	(0.78)	(0.68)	(0.77)	0.35	(1.05)

[5]	Formerly Class A shares.
[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

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GROWTH PORTFOLIO

			Net
			gain										Ratio
			(loss) on									Ratio	of net
			invest-									of net	investment
	Net	Net	ments	Total	Dividends	Distri-		Net			Net	expenses	income
	Asset	invest-	(realized	from	from net	butions		Asset			Assets	to	(loss) to
	Value,	ment	and	invest-	invest-	from	Total	Value,			end of	average	average
Period	beginning	income	unreal-	ment	ment	capital	distri-	end of	Total		period	net	net	Portfolio
Ended	of period	(loss)[1]	ized)	operations	income	gains	butions	period	return[2]		(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y

11/30/2003	$11.00	$(0.09)	$2.95	$2.86	$—	$—	$—	$13.86	26.00%		$36,554	1.09%	(0.73)%	178%

11/30/2004	13.86	(0.05)	0.65	0.60	—	—	—	14.46	4.33		24,563	1.20	(0.40)	274

11/30/2005	14.46	(0.10)	1.46	1.36	—	—	—	15.82	9.41		16,107	1.20	(0.70)	295

11/30/2006	15.82	0.05	0.84	0.89	—	—	—	16.71	5.63		8,675	1.20	0.31	507

11/30/2007	16.71	0.10	5.05	5.15	(0.05)	—	(0.05)	21.81	30.95	[7]	7,991	1.20	0.55	239

Class N5

11/30/2003	$10.87	$(0.08)	$2.90	$2.82	$—	$—	$—	$13.69	25.94%		$37,930	1.12%	(0.76)%	178%

11/30/2004	13.69	(0.06)	0.64	0.58	—	—	—	14.27	4.24		38,440	1.23	(0.43)	274

11/30/2005	14.27	(0.11)	1.43	1.32	—	—	—	15.59	9.25		42,492	1.24	(0.74)	295

11/30/2006	15.59	0.05	0.83	0.88	—	—	—	16.47	5.64		44,048	1.24	0.27	507

11/30/2007	16.47	0.08	4.94	5.02	(0.05)	—	(0.05)	21.44	30.59	[7]	65,502	1.23	0.45	239

[1]	Calculated based upon average shares outstanding.

[2]	Total return in not annualized and does not reflect sales load.

[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Growth Portfolio Class Y	1.14%	1.19%	1.30%	1.37%	1.39%

Growth Portfolio Class N	1.17	1.22	1.34	1.41	1.42%

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2003	11/30/2004	11/30/2005	11/30/2006	11/30/2007

Growth Portfolio Class Y	(0.78)%	(0.39)%	(0.80)%	0.14%	0.36%

Growth Portfolio Class N	(0.81)	(0.42)	(0.84)	0.10	0.26

[5]	Formerly Class A shares.
[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 1.21% and 1.23% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

38	1.800.426.9157

1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) and the Brazos Growth Portfolio (“Growth Portfolio”, formerly the Multi Cap Portfolio), (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:

Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities. Effective as of January 26, 2004, the name of the Multi Cap Portfolio was changed to the Growth Portfolio.

The Portfolios each have two classes of shares. The expense structure for each class is as follows:

Class N (formerly Class A and Class B) shares –	Offered at net asset value per share.

Class Y shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N shares make distribution and account maintenance and service fee payments under the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act.

www.brazosfunds.com	39

Effective November 25, 2002, all outstanding Class A shares were redesignated as “Class N” shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B shares of the Mid Cap Portfolio and effective September 30, 2007, all outstanding Class B shares of the Micro Cap, Small Cap, and Growth Portfolios were converted to “Class N” shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios through November 30, 2008. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Portfolios incur in connection with investments in other registered and unregistered investment companies. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The annual net expense ratio for each class of each Portfolio is:

Portfolio	Class N	Class Y

Micro Cap	1.90%	1.60%
Small Cap	1.65%	1.35%
Mid Cap	1.55%	1.20%
Growth	1.55%	1.20%

The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio’s expenses and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

40	1.800.426.9157

In September 2006, the FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Restricted Securities. The Micro Cap Portfolio owns an investment security which is unregistered and thus restricted as to resale. This security is valued by the Portfolio after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Portfolio has the right to include this security in such registration, without cost to the Portfolio. The Portfolio has no right to require registration of unregistered securities. At November 30, 2007, the Portfolio’s restricted security has an aggregate market value of $750,000 representing 0.7% of the net assets of the Portfolio.

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios’ custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

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measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds’ financial statements.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2007, the Micro Cap Portfolio had a decrease in undistributed net investment loss of $1,109,143, a decrease in accumulated realized gain of $1,111,137, and an increase in paid-in capital of 1,994. The Small Cap Portfolio had no reclassifications. The Mid Cap Portfolio had a decrease in undistributed net investment loss of $402,738, a decrease in accumulated realized gain of $1,018,612, and an increase in paid-in capital of 615,874. The Growth Portfolio had no reclassifications. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining

42	1.800.426.9157

realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2007 were as follows:

	Purchases	Sales

Micro Cap Portfolio	$140,009,314	$153,510,629
Small Cap Portfolio	54,841,593	57,422,463
Mid Cap Portfolio	113,159,022	124,584,079
Growth Portfolio	145,737,307	143,396,147

The Portfolios did not invest in U.S. government securities.

4. Advisory Fees and Other Agreements. The Trust, on behalf of each Portfolio, employs Brazos Capital Management, L.P. (the “Adviser”) (formerly John McStay Investment Counsel L.P.), an investment management firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect subsidiary of American International Group, Inc. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90%, 0.75% and 0.75% of the average daily net assets of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, respectively.

Additionally, for the year ended November 30, 2007, the Adviser contractually reimbursed certain operating expenses of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio in the amounts of $127,471, $166,623, $123,416, and $114,995, respectively.

Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
Year of Expiration	Portfolio	Portfolio	Portfolio	Portfolio

November 30, 2008	$—	$—	$—	$59,379
November 30, 2009	$25,234	$98,208	$83,098	$103,147
November 30, 2010	$123,850	$164,949	$123,416	$114,995

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During fiscal year ended November 30, 2007, the Adviser determined that gains from certain initial public offering (“IPO”) transactions during 2004 and 2005 should have benefited the Small Cap and Growth Portfolios, respectively. Effective September 14, 2007, the Adviser paid the Small Cap Portfolio $1,044,138 and the Growth Portfolio $786,575, which was net of payments made directly to shareholders of $347,383 and $216,425, respectively, representing these gains.

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N have adopted Distribution Plans hereinafter referred to as the “Class N Plan”.

Under the Class N Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Portfolio at an annual rate of up to 0.35% of the average daily net assets of such Portfolio share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Portfolio. These fees are payable by the Trust on behalf of a Portfolio regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor and/or other applicable parties with respect to such Portfolio in a particular year.

Presently, the Board has authorized payments under each Plan only to the extent necessary to pay for actual 12b-1 expenses incurred. The current authorizations currently amount to 0.35% for Small Cap Portfolio’s Class N shares, 0.35% for Micro Cap Portfolio’s Class N shares, 0.02% for Growth Portfolio’s Class N shares, and 0.02% for Mid Cap Portfolio’s Class N shares. Each Portfolio previously accrued distribution and shareholder services fees in amounts that exceeded its contractual obligation to pay such fees. The Portfolios have restated their financial statements for years ended November 30, 2006 and prior to reflect the reversal of these excess amounts accrued.

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The Trust, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with the Administrator.

5. Securities Lending. Effective March 1, 2007, the Brazos Mutual Funds entered into a securities lending agreement with Goldman Sachs (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

As of November 30, 2007, the Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in securities listed in the Portfolios’ respective Schedule of Investments. Securities lending income is disclosed in the Portfolios’ Statement of Operations.

As of November 30, 2007, the value of securities loaned and collateral held by the Portfolios are as follows:

	Market Value
	of Securities
	Loaned	Collateral

Micro Cap Portfolio	$11,959,374	$12,158,975
Small Cap Portfolio	3,636,869	3,665,750
Mid Cap Portfolio	998,280	1,026,600
Growth Portfolio	2,066,160	2,119,200

6. Trust Shares. At November 30, 2007, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Micro Cap Portfolio				Small Cap Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2007		November 30, 2006		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	664,565	$15,653,939	560,823	$13,061,970	59,764	$1,547,850	32,104	$634,882

Reinvested dividends	590,289	12,142,253	29,540	616,497	—	—	—	—

Shares redeemed	(1,171,926)	(26,070,075)	(1,578,788)	(34,887,469)	(179,484)	(4,376,974)	(628,664)	(12,325,176)

Net decrease	82,928	$1,726,117	(988,425)	$(21,209,002)	(119,720)	$(2,829,124)	(596,560)	$(11,690,294)

Beginning Shares	3,550,896		4,539,321		1,182,774		1,779,334

Ending Shares	3,633,824		3,550,896		1,063,054		1,182,774

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	Micro Cap Portfolio				Small Cap Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2007		November 30, 2006		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	189,269	$4,234,780	94,346	$2,151,664	82,493	$2,226,411	18,179	$352,378

Shares issued in connection with the conversion of the Class B assets	100,358	2,486,878	—	—	40,598	1,120,495	—	—

Reinvested dividends	47,490	962,150	3,874	79,712	—	—	—	—

Shares redeemed	(89,532)	(2,062,458)	(426,828)	(9,252,014)	(54,768)	(1,313,270)	(73,815)	(1,430,017)

Net decrease	247,585	$5,621,350	(328,608)	$(7,020,638)	68,323	$2,033,636	(55,636)	$(1,077,639)

Beginning Shares	276,717		605,325		176,014		231,650

Ending Shares	524,302		276,717		244,337		176,014

	Micro Cap Portfolio				Small Cap Portfolio
	Class B				Class B
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2007		November 30, 2006		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	—	$—	—	$—

Shares redeemed in connection with the conversion of the Class B assets	(104,976)	(2,486,878)	—	—	(42,637)	(1,120,495)	—	—

Reinvested dividends	22,271	430,270	1,055	21,055	—	—	—	—

Shares redeemed	(31,396)	(662,136)	(56,084)	(1,196,990)	(23,212)	(520,903)	(33,790)	(618,235)

Net decrease	(114,101)	$(2,718,744)	(55,029)	$(1,175,935)	(65,849)	$(1,641,398)	(33,790)	$(618,235)

Beginning Shares	114,101		169,130		65,849		99,639

Ending Shares	—		114,101		—		65,849

	Mid Cap Portfolio				Growth Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2007		November 30, 2006		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	239,602	$2,995,480	33,061	$374,657	21,455	$428,900	87,346	$1,437,677

Reinvested dividends	54,350	570,133	227,765	2,525,916	1,604	26,766	—	—

Shares redeemed	(1,154,320)	(13,110,311)	(1,212,337)	(14,180,070)	(175,642)	(3,361,227)	(586,626)	(9,447,503)

Net decrease	(860,368)	$(9,544,698)	(951,511)	$(11,279,497)	(152,583)	$(2,905,561)	(499,280)	$(8,009,826)

Beginning Shares	1,304,038		2,255,549		519,011		1,018,291

Ending Shares	443,670		1,304,038		366,428		519,011

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	Mid Cap Portfolio				Growth Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2007		November 30, 2006		November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,856	$47,488	1,515	$16,872	320,625	$6,515,967	6,591	$109,360

Shares issued in connection with the conversion of the Class B assets	—	—	—	—	85,210	1,789,401	—	—

Reinvested dividends	305,154	3,100,368	391,720	4,234,495	8,415	136,840	—	—

Shares redeemed	(22,408)	(249,309)	(26,458)	(297,219)	(34,570)	(630,803)	(56,500)	(898,547)

Net decrease	286,602	$2,898,547	366,777	$3,954,148	379,680	$7,811,405	(49,909)	$(789,187)

Beginning Shares	3,182,796		2,816,019		2,674,973		2,724,882

Ending Shares	3,469,398		3,182,796		3,054,653		2,674,973

					Growth Portfolio
					Class B
					For The		For The
					Year Ended		Year Ended
					November 30, 2007		November 30, 2006
					Shares	Amount	Shares	Amount

Shares sold					—	$—	—	$—

Shares redeemed in connection with the conversion of the Class B assets					(88,365)	(1,789,401)	—	—

Shares redeemed					(50,056)	(839,905)	(46,732)	(728,858)

Net decrease					(138,421)	$(2,629,306)	(46,732)	$(728,858)

Beginning Shares					138,421		185,153

Ending Shares					—		138,421

7. Income Tax Information. At November 30, 2007, accumulated earnings/(losses) on a tax basis were as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Cost of Investments for tax purposes	$101,558,590	$35,262,481	$46,475,698	$67,810,116

Gross unrealized appreciation	16,223,846	6,210,051	8,578,086	12,566,372
Gross unrealized depreciation	(3,656,571)	(832,773)	(898,481)	(2,080,677)

Net unrealized appreciation	$12,567,275	$5,377,278	$7,679,605	$10,485,695

Undistributed ordinary income	12,420,068	702,030	8,038,084	263,701
Undistributed long-term capital gain	4,097,427	—	38,567	—

Total distributable earnings	$16,517,495	$702,030	$8,076,651	$263,701

Other accumulated losses	$—	$(9,475,538)	$—	$(11,365,750)

Total accumulated earnings (losses)	$29,084,770	$(3,396,230)	$15,756,256	$(616,354)

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At November 30, 2007, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income*	Capital Gains

Micro Cap Portfolio	$12,420,068	$4,097,427
Small Cap Portfolio	702,030	—
Mid Cap Portfolio	8,038,084	38,567
Growth Portfolio	263,701	—

*	Amount includes net investment income and short-term capital gains.

The following net realized capital loss carryforwards at November 30, 2007, may be utilized to offset future capital gains. To the extent the Small Cap Portfolio and Growth Portfolio realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through

Micro Cap Portfolio	$—	—
Small Cap Portfolio	9,475,538	11/30/10
Mid Cap Portfolio	—	—
Growth Portfolio	11,365,750	11/30/10

During the year ended November 30, 2007 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$11,687,573	$4,410,830
Small Cap Portfolio	—	—
Mid Cap Portfolio	3,173,734	1,182,728
Growth Portfolio	116,144	—

During the year ended November 30, 2006 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$—	$746,569
Small Cap Portfolio	—	—
Mid Cap Portfolio	5,523,912	1,651,976
Growth Portfolio	—	—

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To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Micro Cap Portfolio, Growth Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, WI
January 22, 2007

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During 2007, the Trust paid each Trustee, who is not also an officer or affiliated person, an $9,000 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting, a fee of $1,500 per telephonic meeting, a fee of $3,000 per in-person special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust’s officers receive no remuneration from the Trust for their services. The Chairman received an additional $10,000 in compensation for his role as Chairman. Aggregate compensation paid by the Trust to the Trustees was $178,000 for the fiscal year ended November 30, 2007. Special compensation paid by the Trust to each Trustee was $3,000 for special telephonic meetings for the fiscal year ended November 30, 2007. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)
INDEPENDENT TRUSTEES

George W. Gau (9/6/47) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee, Chairman of the Board	Indefinite, until successor elected Since 1999, Chairman since August 2004.	Dean, McCombs School of Business, since 2002, Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin. Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.	4	None

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Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)

John H. Massey (8/6/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Chairman of the Fund of Funds Investment Committee for Lehman Brothers.	4	Corporate director: American Amicable Life Insurance Company, Hill Bancshares Holdings, Inc., FSW Holdings, Inc., Occidental Life Insurance Company of North Carolina, Pioneer American Insurance Company, and Central Texas Bankshares Holdings, Inc.

David M. Reichert (6/18/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Retired.	4	None

OFFICERS

Benjamin C. Bell, Jr. (12/28/59)	President (as of 11/20/07), Chief Financial Officer and Treasurer	Indefinite, until successor elected Since 2004	President and Chief Operating Officer, Brazos Capital Management since 2004. Prior to joining Brazos Capital Management, Mr. Bell served as a Chief Operating Officer for Stratmark Group L.P. (2002-2003) and Chief Financial Officer of Workplace USA, Inc. (2000-2002).	N/A	N/A

James McCain (7/13/51)	Chief Compliance Officer	Indefinite, until successor elected Since 2007	Chief Compliance Office, Brazos Capital Management since 2007. Prior to joining Brazos Capital Management, Mr. McCain served as Chief Compliance Officer for G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004 - 2007) and Compliance Director for Voyager Asset Management (2001 - 2004).	N/A	N/A

(1)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (4 portfolios).

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Proxy Voting. A description of the Trust’s proxy voting policies and procedures relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

Shareholder Notification of Federal Tax Status. The Funds designate the following percentage of ordinary dividends declared during the fiscal year ended November 30, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Micro Cap Portfolio	2.21%
Mid Cap Portfolio	18.13%
Growth Portfolio	96.08%

The Funds designate the following percentage of ordinary income dividends declared from net investment income during the fiscal year ended November 30, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Micro Cap Portfolio	2.21%
Mid Cap Portfolio	18.13%
Growth Portfolio	96.08%

The Funds hereby designate the following amounts as long-term capital gains distributions for the fiscal year ended November 30, 2007:

	Micro Cap	Small Cap	Mid Cap	Growth

Long-Term Capital Gains	$4,410,830	$—	$1,185,669	$—

The amount above for the Mid Cap Portfolio includes $2,941 of earnings and profits distributed to shareholders on redemptions.

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Introduction. At a meeting held on November 20, 2007, the Board of Trustees of Brazos Mutual Funds, including the independent Trustees (the “Board”), approved the renewal of each Portfolio’s investment advisory agreement with Brazos Capital Management, L.P. (“BCM”) for an additional one-year period (the “Agreements”). In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Portfolio, including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under each Agreement; (2) the performance of each Portfolio as compared to its benchmark and selected peer mutual funds for various periods ended September 30, 2007; (3) the level of the fees and the overall expenses of each Portfolio and how those compared to selected peer mutual funds and to applicable Lipper funds universes; (4) the costs to BCM of services provided to the Portfolios and the profitability of such services to BCM; and (5) the effect of changes in each Portfolio’s asset levels on the advisory fee and overall expense ratios (economies of scale). For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history. In considering the approval of the Agreements, the Board reviewed a variety of information, including, but not limited to, BCM’s responses to certain questions relating to its management of the Portfolios, reports relating to each Portfolio’s performance, reports regarding each Portfolio’s advisory fees and total operating expenses, reports on BCM’s profitability and other relevant data. The Board also considered responses to questions that it asked to various personnel of BCM regarding certain key aspects of material submitted in support of the renewal.

The Board did not identify any single factor or particular information that was most relevant to its consideration to approve the Agreement for each Fund and each Trustee may have afforded different weight to the various factors. The Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreement for each Fund was considered at the same Board meeting, the Board considered the best interests of each Fund and each Fund’s investment advisory relationship separately.

Nature, Extent and Quality of Services. The Board considered BCM’s experience in serving as the investment adviser for the Portfolios since their inception. For example, the Board considered that BCM is responsible for making investment decisions on behalf of each Portfolio, placing all orders for the purchase and sale of investments for each Portfolio with brokers or dealers, and performing related administrative functions. The Board also considered information regarding BCM’s investment process, long-term focus and the background of each portfolio manager.

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Performance. The Board considered the performance of each Portfolio relative to its benchmark index and selected peer group funds.

With respect to the Micro Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for all relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the latest quarter, year-to-date, 1-year and 3-year periods, but underperformed most peer funds for the 5-year period.

With respect to the Small Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for all relevant periods, except the 5-year period. In addition, this Portfolio outperformed a majority of its selected peer funds for the latest quarter, year-to-date, 1-year, 3-year and 10-year periods, but underperformed for the 5-year period.

With respect to the Mid Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index and a majority of its selected peer group funds for all relevant periods, except the 3-year and 5-year periods.

With respect to the Growth Portfolio, the Board considered that the Portfolio outperformed its benchmark index and a majority of its selected peer group funds for all relevant periods, except the 5-year period.

Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio’s Class Y shares relative to similar funds. For each Portfolio, the Board considered the impact of declining assets on each Portfolio’s expenses. The Board also noted that BCM agreed to continue its existing expense reimbursement arrangements for each Portfolio.

With respect to the Micro Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is within a few basis points of the average of selected peer funds and the average of the Lipper funds universe.

With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is lower than the average of the selected peer funds and the average of the Lipper funds universe.

With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate is within a few basis points of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

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With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate is lower than the average of selected peer funds and higher than the average of the Lipper funds universe, but that the total expense ratio (before and after fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

Costs, Profitability and Economies of Scale. The Board considered the profitability analysis provided by BCM. In this regard, the Board noted that BCM did not earn profits in connection with rendering services to each Portfolio during the prior year. As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates. BCM noted that it expects asset levels to increase in the future, which may lead to economies of scale.

Conclusions. Based on the above considerations, the Board concluded that: (1) each Portfolio could reasonably benefit from BCM’s services as investment adviser; (2) the performance of BCM in managing each Portfolio has been reasonable; and (3) BCM’s advisory fee schedule for each Portfolio is reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to renew each Agreement.

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TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT

OFFICERS

BENJAMIN C. BELL, JR.
President, Chief Financial Officer and Treasurer

JAMES McCAIN
Chief Compliance Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202
CUSTODIAN & TRANSFER AGENT

U.S. BANK, N.A.
1555 N. RIVER CENTER DR., SUITE 302
MILWAUKEE, WI 53212

COUNSEL

KIRKPATRICK & LOCKHART
PRESTON GATES ELLIS LLP
1601 K STREET, N.W.
WASHINGTON, DC 20006

INDEPENDENT REGISTER PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be accompanied or preceded by a Fund’s current prospectus. Distributed 01/08.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

800.426.9157
brazosfunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2007	FYE 11/30/2006

Audit Fees	$103,000	$173,557
Audit-Related Fees	$0	$0
Tax Fees	$18,000	$16,840
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2007	FYE 11/30/2006

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brazos Mutual Funds

By (Signature and Title)	/s/ Benjamin C. Bell, Jr.

Benjamin C. Bell, Jr., President, CFO & Treasurer

Date	January 28, 2008

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